UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     May 27, 2004
                                                 -------------------------------

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2004, relating to the Morgan Stanley ABS Capital I Inc. Trust 2004-HE3 Mortgage Pass-Through Certificates, Series 2004-HE3)
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             (Exact name of registrant as specified in its charter)


    Delaware                         333-113543-05               13-3939229
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2004-HE3 Mortgage Pass-Through Certificates, Series 2004-HE3. On May 27, 2004, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as a servicer, HomEq Servicing Corporation, as a servicer, Aames Capital Corporation, as a responsible party, Accredited Home Lenders, Inc., as a responsible party, NC Capital Corporation, as a responsible party, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2004-HE3 Mortgage Pass-Through Certificates, Series 2004-HE3 (the "Certificates"), issued in thirteen classes. The Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of May 27, 2004 of $615,379,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Utendahl Capital Partners, L.P. ("Utendahl") and The Williams Capital Group, L.P. (collectively with MS&Co. and Utendahl, the "Underwriters"), pursuant to an Underwriting Agreement dated as of May 26, 2004 by and among the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            --------------------------------------------------------------------
(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of May 1, 2004, by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as a servicer, HomEq Servicing Corporation, as a servicer, Aames Capital Corporation, as a responsible party, Accredited Home Lenders, Inc., as a responsible party, NC Capital Corporation, as a responsible party, and Deutsche Bank National Trust Company, as trustee.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 10, 2004                       MORGAN STANLEY ABS CAPITAL I INC.


                                          By: /s/ Valerie H. Kay
                                              --------------------------------
                                              Name:  Valerie H. Kay
                                              Title: Executive Director

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----
4                               Pooling and Servicing                         6
                                Agreement, dated as of May
                                1, 2004, by and among the
                                Company, as depositor, Chase
                                Manhattan Mortgage
                                Corporation, as a servicer,
                                HomEq Servicing Corporation,
                                as a servicer, Aames Capital
                                Corporation, as a
                                responsible party,
                                Accredited Home Lenders,
                                Inc., as a responsible
                                party, NC Capital
                                Corporation, as a
                                responsible party, and
                                Deutsche Bank National Trust
                                Company, as trustee.